UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 20, 2020

Cardtronics plc
(Exact name of registrant as specified in its charter)

England and Wales	001-37820	98-1304627
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2050 West Sam Houston Parkway South, Suite 1300, Houston, Texas	77042
(Address of principal executive offices)	Zip Code

(832) 308-4000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Schedule 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	CATM	NASDAQ Stock Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 20, 2020, the Board of Directors (the “Board”) of Cardtronics plc (the “Company”) increased its size to ten (10) directors and appointed Michelle Moore and Rahul Gupta to the Board until the Company's annual general meeting in 2020. Ms. Moore will serve as a Class I director and Mr. Gupta will serve as a Class II director.

In addition, after serving as a member of our Board since 2004, Jorge Diaz has decided to retire from the Board and not seek re-election at the 2020 Annual General Meeting. Mr. Diaz’s decision to not stand for re-election did not involve any disagreement with the other Board Members or with Management. We thank Mr. Diaz for his contributions to the Board and unyielding dedication to the Company and its shareholders.

Ms. Moore has served in a variety of positions at Bank of America from 2003-2018, including Checking Products Executive; Strategy and Transformation Executive; Chief Financial Officer Real Estate Services; Chief Financial Officer Commercial Banking; Chief Operating Officer Commercial Banking; National Client Experience Executive; and Head of Digital Banking and Advanced Solutions. Ms. Moore has extensive experience in the financial services industry and led the strategy, transformation and execution of the overhaul of Bank of Americas 16,000+ ATM network.

Mr. Gupta currently serves as a board member for several payments and fintech companies and as advisor to private equity funds and venture funds in the financial technology space. Mr. Gupta has served as Chief Executive Officer of RevSpring, a private company in the financial services and healthcare space, from 2017 to 2019 and prior to that served as Executive Vice President and Group President at Fiserv, from 2006 to 2017.

Ms. Moore and Mr. Gupta will receive the same compensation as other non-employee directors, which will be prorated for their service in 2020. The Company’s director compensation program is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 2, 2019.

A copy of the press release announcing the appointments of Ms. Moore and Mr. Gupta is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The Exhibit Index is incorporated by reference herein.

EXHIBIT INDEX

Exhibit	Description of the Exhibit
Number
99.1	Press release dated March 24, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDTRONICS PLC

By:	/s/ Gary W. Ferrera
Gary W. Ferrera
Chief Financial Officer
March 24, 2020